Trilliant Exploration Corporation 10-Q

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Trilliant Exploration Corporation (the “Company”) for the quarter ended March 31, 2012, each of William Lieberman, the Chief Executive Officer, and William Lieberman, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Lieberman
William Lieberman, Principal Executive Officer
June 8, 2012

/s/ William Lieberman
William Lieberman, Principal Financial Officer
June 8, 2012